For Immediate Release

Investor Contact: Leigh Parrish
Financial Dynamics
212-850-5651
lparrish@fd-us.com

Media Contact: Donna Shaults
Enesco Group, Inc.
630-875-5464
dshaults@enesco.com

ENESCO GROUP, INC. ANNOUNCES INVESTOR CONFERENCE CALL
Company to hold interactive discussion between management and investment community

ITASCA, Ill. – June 21, 2006—Enesco Group, Inc., a leader in the giftware, and home and garden décor industries, today announced that the Company will hold an interactive investment community conference call on Wednesday, June 28, 2006, beginning at 11:00 a.m. ET / 10:00 a.m. CT, which will allow investors an opportunity to speak directly with Basil Elliott, the newly appointed President and Chief Executive Officer, and Marie Meisenbach Graul, the newly appointed Executive Vice President and Chief Financial Officer.

Investors interested in participating on the live call can do so by calling 1-888-271-7222, and ask for the Enesco Investor conference call.  Investors also may listen to the live call via a Webcast at http://www.enesco.com and click on “Investor Relations.”

For a phone replay, call 1-800-642-1687, Passcode: 2140645.  The phone replay will be available for one month following the conference call.

About Enesco Group, Inc.
Enesco Group, Inc. is a world leader in the giftware, and home and garden décor industries. Serving more than 44,000 customers worldwide, Enesco distributes products to a wide variety of specialty card and gift retailers, home décor boutiques, as well as mass-market chains and direct mail retailers. Internationally, Enesco serves markets operating in the United Kingdom, Canada, Europe, Mexico, Australia and Asia. With subsidiaries located in Europe and Canada, and a business unit in Hong Kong, Enesco’s international distribution network is a leader in the industry. Enesco’s product lines include some of the world’s most recognizable brands, including Border Fine Arts, Bratz, Circle of Love, Foundations, Halcyon Days, Jim Shore Designs, Lilliput Lane, Pooh & Friends, Walt Disney Classics Collection, and Walt Disney Company, among others. Further information is available on Enesco’s web site at www.enesco.com.

Information provided on the conference call may include forward-looking statements, which reflect management’s current assumptions and beliefs and are based on information currently available to management. Such forward-looking statements may be identified by use of such words as “expects,” “intends,” “anticipates,” “could,” “estimates,” “plans,” and “believes,” and similar expressions, but these words are not the exclusive means of identifying such statements. Such statements are subject to various risks, uncertainties and other factors, which could cause actual results to vary materially from those anticipated, estimated, expected or projected. Important factors that may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements include, but are not limited to: Enesco’s success in implementing its comprehensive plan for operating improvement and achieving its goals for cost savings and market share increases; Enesco’s success in developing new products and consumer reaction to Enesco’s new products; Enesco’s ability to secure, maintain and renew popular licenses, particularly our Cherished Teddies, Disney and Jim Shore Designs licenses; Enesco’s ability to grow revenues in mass and niche market channels; Enesco’s ability to comply with covenants contained in its credit facility; changes in general economic conditions, as well as specific market conditions; fluctuations in demand for our products; manufacturing lead times; the timing of orders and shipments and our ability to predict customer demands; inventory levels and purchase commitments exceeding requirements based upon forecasts; collection of accounts receivable; changes in the regulations and procedures affecting the importation of goods into the United States; changes in foreign exchange rates; price and product competition in the giftware industry; variations in sales channels, product costs or mix of products sold; and, possible future terrorist attacks, epidemics, or acts of war. In addition, Enesco operates in a continually changing business environment and does not intend to update or revise the forward-looking statements contained herein, which speak only as of the date hereof. Additional information regarding forward-looking statement risk factors is contained in Enesco’s reports and filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements contained herein may not occur and actual results could differ materially from those set forth herein. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.

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